UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2004

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GIBRALTAR STEEL CORPORATION
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(Exact name of registrant as specified in its chapter)

Delaware                        0-22462                16-1445150
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(State or other jurisdiction           (Commission             (IRS Employer
            of incorporation)                          File Number)          Identification No.)

3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York                         14219-0228
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(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (716) 826-6500
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(Former name or former address, if changed since last report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Financial Statements of Businesses Acquired. No financial statements are required to be filed under applicable rules.

            (b) Pro Forma Financial Information. No pro forma financial information is required under applicable rules.

            (c) Exhibits.

            99.1 Investor presentation  April 27, 2004.

Item 9.      Regulation FD Disclosure

            The registrant hosted its first quarter 2004 earnings conference call on April 27, 2004, during which the registrant presented information regarding its first quarter 2004 earnings.  Pursuant to Regulation FD and the requirements of Item 12 of Form 8-K, registrant hereby furnishes the First Quarter 2004 Investor Presentation as Exhibit 99.1 to this report.

Exhibit 99.1 is incorporated by reference under this Item 9.

Note: The information in this report (including Exhibit 99.1) is furnished pursuant to Items 9 and 12 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD or Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2004              GIBRALTAR STEEL CORPORATION

                                                 /S/  David W. Kay
                                             Name: David W. Kay
                                            Title:   Chief Financial Officer

EXHIBIT INDEX

99.1 Conference Call Investor Presentation made April 27, 2004